SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 29, 2003

                         ANIXTER INTERNATIONAL INC.
           (Exact Name of Registrant as Specified in its Charter)

                Delaware                1-5989              94-1658138
             (State or Other         (Commission          (IRS Employer
              Jurisdiction           File Number)      Identification No.)
            of Incorporation)

               2301 Patriot Boulevard
                 Glenview, Illinois                      60025
          (Address of Principal Executive             (Zip Code)
                      Offices)

      Registrant's telephone number, including area code:  224-521-8000







   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             99.1 Press Release, dated April 29, 2003, issued by Anixter International Inc.



   Item 9. Regulation FD Disclosure (Information furnished under Item 12 -- Results of Operations and Financial Condition).

   The following information, which is intended to be furnished under
   Item 12 "Results of Operations and Financial Condition," is being furnished under this Item 9 in accordance with SEC Release No. 33-8216. Consequently, it is not deemed "filed" for the purposes of
   Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically incorporates this Form 8-K.

   On April 29, 2003, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended April 4, 2003. The Company's press release, dated April 29, 2003, is attached as Exhibit 99.1







   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANIXTER INTERNATIONAL INC.


   Date:     April 30, 2003      By:    /s/  Dennis Letham
                                      ----------------------------------
                                             Dennis Letham

                                             Senior Vice President Finance
                                             and Chief Financial Officer







                                EXHIBIT INDEX

          Exhibit No.     Description
          -----------     -----------
          99.1            Press Release, dated April 29, 2003, issued by
                          Anixter International Inc.